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                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of August 31, 1999

                                  by and among

                          TransTechnology Corporation,

                          the Guarantors named herein,

                                       and

                    BankBoston, N.A., as Administrative Agent








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


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of August 31, 1999, by and among TransTechnology Corporation, a Delaware corporation (the "Company"), the Guarantors listed on the signature pages hereto as such (together with any future subsidiary of the Company that executes a guarantee in accordance with the provisions of the Purchase Agreement referred to below, the "Guarantors"), and BankBoston, N.A., in its capacity as administrative agent for the initial purchasers (the "Initial Purchasers"), of the Company's Bridge Notes in the original principal amount of $75,000,000 (the "Bridge Notes") under and pursuant to that certain Senior Subordinated Note Purchase Agreement, dated as of August 31, 1999 (the "Purchase Agreement"), by and among the Company, the Administrative Agent, BancBoston Robertson Stephens Inc., as the arranger (in such capacity, the "Arranger") and the Initial Purchasers.

         This Agreement is made pursuant to the Purchase Agreement. In order to induce the Initial Purchasers to purchase the Bridge Notes, the Company and the Guarantors (collectively, the "Issuers") have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 2 of the Purchase Agreement.

         The parties hereby agree as follows:

SECTION 1.  DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         ACT: The Securities Act of 1933, as amended.

         ADMINISTRATIVE AGENT:  As defined in the preamble hereto.

         AFFILIATE: With respect to any specified Person, any Person directly or indirectly controlling or controlled by such specified Person, or any Person under direct or common control with such specified Person.

         BRIDGE NOTES:  As defined in the preamble hereto.

         BUSINESS DAY: Any day other than a Saturday, a Sunday or a day on which banking institutions in Boston, Massachusetts, or at any other place of payment hereunder are authorized by law, regulation or executive order to remain closed.

         BROKER-DEALER: Any broker or dealer registered as such under the Exchange Act.

         CLOSING DATE: The date of this Agreement.

         COMMISSION:  The Securities and Exchange Commission.

         CONSUMMATE: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Issuers to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

         DAMAGES PAYMENT DATE: With respect to the Notes, each Interest Payment Date.

         EFFECTIVENESS TARGET DATE: As defined in Section 5 hereof.

         EXCHANGE ESCROW AGREEMENT:  As defined in the Purchase Agreement.

         EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

         EXCHANGE OFFER: The registration by the issuers under the Act of the Series B Notes pursuant to a Registration Statement pursuant to which the Issuers offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

         EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         GUARANTORS:  As defined in the preamble hereto.

         HOLDERS: As defined in Section 2(b) hereof.

         INDEMNIFIED HOLDER: As defined in Section 8(a) hereof.

         INDENTURE: The Indenture, dated as of the date hereof, among the Issuers and State Street Bank and Trust Company, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

         INITIAL MATURITY DATE:  August 31, 2000.

         INITIAL PURCHASERS: As defined in the preamble hereto.

         INTEREST PAYMENT DATE: As defined in the Notes.

         LIQUIDATED DAMAGES: As defined in Section 5 hereof.

         NASD: National Association of Securities Dealers, Inc.

         NOTES: The Series A Notes and the Series B Notes.

         PERSON: An individual, partnership, corporation, limited liability company, limited liability partnership, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         PROSPECTUS: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         PURCHASE AGREEMENT: As defined in the preamble hereto.

         RECORD HOLDER: With respect to any Damages Payment Date relating to the Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

         REGISTRATION DEFAULT: As defined in Section 5 hereof.

         REGISTRATION STATEMENT: Any registration statement of the Issuers relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or
(b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         SERIES A NOTES: The Company's Series A Senior Subordinated Notes due 2009 to be issued under the Indenture in exchange for Term Notes pursuant to
Section 5 of the Purchase Agreement, together with the guarantee thereof by any Guarantor.

         SERIES B NOTES: The Company's Series B Senior Subordinated Notes due 2009 to be issued pursuant to the Indenture in the Exchange Offer, together with the guarantee thereof by any Guarantor.

         SHELF FILING DEADLINE: As defined in Section 4 hereof.

         SHELF REGISTRATION STATEMENT: As defined in Section 4 hereof.

         TERM NOTE:  As defined in the Purchase Agreement.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.


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                                      -4-

         TRANSFER RESTRICTED SECURITIES: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and the Note for which it is exchanged is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement or (c) the date on which such Note is permitted to be distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

         UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

         WARRANT HOLDERS' AGREEMENT:  As defined in the Purchase Agreement.

SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT

         (a) TRANSFER RESTRICTED SECURITIES. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         (b) HOLDERS OF TRANSFER RESTRICTED SECURITIES. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities. A Holder is deemed a "selling Holder" whenever such Holder notifies the Company of such Holder's intent to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement.

SECTION 3. REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Issuers shall (i) cause to be filed with the Commission as soon as practicable after the Initial Maturity Date, but in no event later than 60 days after the Initial Maturity Date, an Exchange Offer Registration Statement, (ii) use commercially reasonable efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Initial Maturity Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act, and (C) cause all necessary filings in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit the Exchange Offer to be Consummated, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Transfer Restricted

Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

         (b) The Company shall use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes shall be included in the Exchange Offer Registration Statement. The Company shall use commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter.

         (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Series A Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the Series B Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

         Subject to Section 4(c), the Issuers shall use commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective.

         The Issuers shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180 day period in order to facilitate such resales.

SECTION 4. SHELF REGISTRATION

         (a) SHELF REGISTRATION. If (i) the Issuers are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Days after the Exchange Offer shall have been Consummated (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its Affiliates, then the Issuers shall:

                           (x) use commercially reasonable efforts to file a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 60th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement or (2) the 60th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to
         Section 4(b) hereof; and

                           (y) use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 120th day after the obligation to file the Shelf Registration Statement arises.

Subject to Section 4(c), the Issuers shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this
Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date.

         (b) PROVISION BY HOLDERS OF CERTAIN INFORMATION IN CONNECTION WITH THE SHELF REGISTRATION STATEMENT. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages (as defined) pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

         (c) The Company shall be entitled to suspend the effectiveness of any Shelf Registration Statement and the duration of such suspension shall be excluded from the calculation of the two-year period referred to in Section 4(a). Such suspension shall be effected only if the Board of Directors of the Company determines reasonably and in good faith that the effectiveness of the Shelf Registration Statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its Affiliates or require disclosure of material information which the Company has a lawful and bona fide business purpose for preserving as confidential, which financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction is under active consideration by the Company at the time of such suspension described above; PROVIDED, HOWEVER, that the Company shall not be entitled to more than one suspension, which suspension shall be no longer than six weeks in duration. If the Company shall so suspend the effectiveness of a Shelf Registration Statement it shall, as promptly as possible, deliver a certificate signed by the President, Chief Executive Officer or Chief Financial Officer of the Company to the Initial Purchasers and Holders of Transfer Restricted Securities as to such determination, and such Initial Purchasers and Holders shall receive an extension of the applicable registration period equal to the number of days of the suspension.

SECTION 5. LIQUIDATED DAMAGES

         If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been Consummated within 30 Business Days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose (except pursuant to Section 4(c)) prior to the expiration of the time period specified by this Agreement without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default", and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), the Issuers hereby jointly and severally agree that liquidated damages ("Liquidated Damages"), in addition to the base interest that would otherwise accrue on the Transfer Restricted Securities, shall accrue at a per annum rate of 0.25% of the aggregate principal amount of such Transfer Restricted Securities outstanding for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% of the aggregate principal amount of such Transfer Restricted Securities for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% of the aggregate principal amount of such Transfer Restricted Securities for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% of the aggregate principal amount of such Transfer Restricted Securities outstanding thereafter for the remaining portion of the Registration Default Period. All accrued liquidated damages shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease immediately.

         All obligations of the Issuers set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

         (a) EXCHANGE OFFER REGISTRATION STATEMENT. In connection with the Exchange Offer, the Issuers shall comply with all of the provisions of Section 6(c) below, shall use commercially reasonable efforts to effect such exchange and shall comply with all of the following provisions:

                  (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Issuers hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Issuers to Consummate an Exchange Offer for such Series A Notes. The Issuers hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Issuers hereby agree, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted, and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                  (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the time that it is Consummated, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration

         Statement) to the effect that (A) it is not an affiliate of the Issuers, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer, (C) it is acquiring the Series B Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuers' preparations for the Exchange Offer and (D) such other customary representations as the Issuers may reasonably request. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in MORGAN STANLEY AND CO., INC. (available June 5, 1991) and EXXON CAPITAL HOLDINGS CORPORATION (available May 13,
         1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company or an Affiliate thereof.

                  (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Issuers shall provide a supplemental letter to the Commission (A) stating that the Issuers are registering the Exchange Offer in reliance on the position of the Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), MORGAN STANLEY AND CO., INC. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above, and (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

         (b) SHELF REGISTRATION STATEMENT. In connection with any Shelf Registration Statement, the Issuers shall comply with all the provisions of
Section 6(c) below and shall use their commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Issuers will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended and lawful method or methods of distribution thereof.

         (c) GENERAL PROVISIONS. Subject to Section 4(c), in connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Issuers shall:

                  (i) use commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been exchanged or cease to be Transfer Restricted Securities; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon receipt of written notice of any stop order described in the preceding clause
         (C), selling Holders shall refrain from delivering any Prospectus or Prospectus Supplement in the jurisdiction issuing such stop order until notification by the Issuers that such stop order has been lifted or withdrawn. Upon the receipt of written notice of any fact or event described in the preceding clause (D), selling Holders shall refrain from delivering any Prospectus or Prospectus Supplement requiring amendment or supplement as described therein. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuers shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least three Business Days, and the Issuers will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within three Business Days after the receipt thereof;

                  (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Issuers representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request, provided that the Company may require any such Person to enter into a customary confidentiality agreement;

                  (vi) subject to the receipt of confidentiality agreements as provided above, make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuers and cause the Issuers' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                  (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                  (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuers hereby consent to the use of the Prospectus and any amendment or supplement thereto in accordance with this Agreement by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (xi) enter into such agreements (including an underwriting agreement), and make such reasonable and customary representations and warranties, and take all such other actions in connection therewith as reasonably necessary in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Issuers shall:

                           (A) furnish to the selling Holders and each
                  underwriter, if any, in the event of a Shelf Registration Statement, and furnish to any Holder tendering Notes in an Exchange Offer, if any, in the event of an Exchange Offer, in each case, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

                                    (1) a certificate, dated the date the
                           Exchange Offer is Consummated or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of the Company confirming, as of the date thereof, the matters set forth in Sections
                           8.1 - 8.5 of the Purchase Agreement and such other matters as such parties may reasonably request;

                                    (2) an opinion, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Issuers, covering the matters customarily opined to in connection with the registration of securities as contemplated by Sections 3 and 4 of this Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors, representatives of the Holders and their counsel in connection with the preparation of the Registration Statement and related Prospectus and have considered the matters required to be stated therein and the statements contained therein and, although they have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of such statements, on the basis of the foregoing, they hereby confirm that no facts came to their attention that caused them to believe that the Registration Statement and related Prospectus, as of their date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel expresses no belief or opinion with respect to, assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of exhibits, the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3) a customary comfort letter, dated as of
                           the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Issuers' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings;

                           (B) set forth in full or incorporate by reference in
                  the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                           (C) deliver such other documents and certificates as
                  may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers pursuant to this clause
                  (xi), if any.

         If at any time during which a Registration Statement is required to be effective under this Agreement the Issuers become aware that the representations and warranties of the Issuers contemplated in clause (A)(1) above cease to be true and correct, the Issuers shall so advise the Initial Purchaser and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions (within the United States, Canada or, with respect to sales to institutions, the United Kingdom) as the selling Holders or underwriter(s) may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (xiii) to the extent lawful, issue, upon the request of any Holder of Series A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series B Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

                  (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xv) use commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, as may be reasonably necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                  (xvi) subject to Section 6(c)(i), if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material- fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities that are in a form eligible for deposit with The Depository Trust Company;

                  (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use commercially reasonable efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities (within the United States, Canada or the United Kingdom) as may be necessary to enable the

         Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  (xix) otherwise commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (xx) if so required under the TIA, cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                  (xxi) provide promptly to each Holder upon request each document filed by the Company with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

         Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Issuers' expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

SECTION 7. REGISTRATION EXPENSES

         (a) All expenses incident to the Issuers' performance of or compliance with this Agreement will be borne by the Company or the respective Guarantor, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone incurred by the Company the Guarantors and their agents; (iv) all fees and disbursements of counsel for the Company and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities, (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuers (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Issuers will bear their internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by any issuer.

         (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuers will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

         (a) The Company and the Guarantors will, jointly and severally, indemnify and hold harmless each Holder against any losses, claims, damages or liabilities, joint or several, to which such Holder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Holder for any legal or other expenses reasonably incurred by such Holder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Holder expressly for use therein.

         (b) Each Holder will, severally and not jointly, indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein; and will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Holders on the other from the sale by the Company of the Series A Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Holders on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company and the Guarantors bear to the total proceeds received by such holder upon the sale of the Notes giving rise to such indemnification obligations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Holders on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Guarantors agree, and the Holders shall be deemed to have agreed, that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Holder shall be required to contribute any amount in excess of the amount by which the total net proceeds received by such Holder with respect to the Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 8(d) are several in proportion to the respective principal amount of Series A Notes held by each of the Holders hereunder and not joint.

         (e) The obligations of the Company and the Guarantors under this
Section 8 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Holder within the meaning of the Act; and the obligations of the Holders under this Section 8 shall be in addition to any liability which the respective Holders may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantors and to each person, if any, who controls the Company within the meaning of the Act the amount by which the total net proceeds received by such Holder with respect to the Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of misrepresentation within the meaning of Section 11(a) of the Act shall be entitled to contribution from any person who was not guilty of such misrepresentation.

         (f) Notwithstanding anything to the contrary in this Section 8, the Company and the Guarantors shall not be required to indemnify and hold harmless any party with respect to any loss, liability, claim, damage or expense to the extent arising out of (x) the use of a Prospectus relating to a Shelf Registration Statement during any period when its use has been suspended pursuant to Section 4(c) after the Issuers have provided (and such party has actually received) written notice of such suspension pursuant to Section 12(e); PROVIDED that the Company shall have established beyond a reasonable doubt in a court of competent jurisdiction that such Holder actually received such written notice on a timely basis and that such loss, liability, claim, damage or expense would have been completely avoided had such notice been complied with or (y) the use of an outdated Prospectus relating to a Shelf Registration Statement following the delivery of an updated Prospectus correcting the untrue statement or omission giving rise to the loss, liability, claim, damage or expense to any Holder; provided, that the Company shall have established beyond a reasonable doubt in a court of competent jurisdiction that (i) any such untrue statement or omission was fully corrected in such updated Prospectus, (ii) that the delivery of such updated Prospectus by such Holder would not have given rise to such loss, liability, claim, damage or expense and (iii) such Holder was provided with sufficient quantities of such updated Prospectus and written notice of suspension of the prior Prospectus, each on a timely basis. Any amounts paid by the Issuers to a Holder pursuant to this Agreement as a result of such losses, liabilities, claims, damages or expenses shall be returned to the Issuer, if it shall be finally determined by a court of competent jurisdiction that such Holder was not entitled to indemnification by the Issuers by virtue of this
Section 8(f).

SECTION 9. RULE 144A

         The Issuers hereby agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of

Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

         No Holder may participate in any Underwritten Registration with respect to any Notes hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. SELECTION OF UNDERWRITERS

         The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION 12. MISCELLANEOUS

         (a) REMEDIES. The Issuers agree that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) NO INCONSISTENT AGREEMENTS. The Issuers will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of the Guarantors have previously entered into any agreement granting any registration rights with respect to its securities to any Person, other than the Warrant Holders' Agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to any of the holders of the Issuers' securities under any agreement in effect on the date hereof.

         (c) ADJUSTMENTS AFFECTING THE NOTES. The Issuers will not take any action, or permit any change to occur, with respect to the terms of the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

         (d) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

         (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii) if to the Issuers:

                           TransTechnology Corporation
                           150 Allen Road
                           Liberty Corner, New Jersey  07938
                           Telecopier No.: (908) 903-1616
                           Attention:  Chief Financial Officer

                           with a copy to

                           F. Ronald O'Keefe, Esq.
                           Hahn Loeser & Parks LLP
                           3300 BP America Building
                           200 Public Square
                           Cleveland, Ohio 44114
                           Telecopier No.: (216) 241-2824

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (I) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) SEVERABILITY. In the event that anyone or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement, the Indenture, the Notes and the Exchange Escrow Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first set forth above.

                                  THE COMPANY:

                                  TRANSTECHNOLOGY CORPORATION

                                  By:/s/Joseph F. Spanier
                                     ---------------------------
                                     Name:  Joseph F. Spanier
                                     Title: Vice President & CFO

                                  THE GUARANTORS:

                                  TRANSTECHNOLOGY ACQUISITION CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  PALNUT FASTENERS, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  INDUSTRIAL RETAINING RING COMPANY

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  RETAINERS, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  RANCHO TRANSTECHNOLOGY CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY SYSTEMS & SERVICES, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  ELECTRONIC CONNECTIONS AND ASSEMBLIES, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  SSP INDUSTRIES

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  SSP INTERNATIONAL SALES, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY SEEGER, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  SEEGER INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TCR CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  NORCO, INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary


                                  AEROSPACE RIVET MANUFACTURERS CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  ELLISON RING & WASHER INC.

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY ENGINEERED COMPONENTS, LLC

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary

                                  TRANSTECHNOLOGY CANADA CORPORATION

                                  By:/s/Gerald C. Harvey
                                     ---------------------------
                                     Name:  Gerald C. Harvey
                                     Title: Vice President & Secretary


                                  THE ADMINISTRATIVE AGENT:

                                  BANKBOSTON, N.A., as Administrative Agent on behalf of the Initial Purchasers and Holders


                                  By:/s/ Robert W. MacElhiney
                                     ----------------------------
                                     Name:  Robert W. MacElhiney
                                     Title: Vice President